SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    December 22, 1998

                             Mercury Finance Company
               (Exact name of registrant as specified in charter)


          Delaware                     1-10176              36-3627010
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(State of other jurisdiction        (Commission           (IRS Employer
     of incorporation)              File Number)         Identification No.)



100 Field Drive, Lake Forest, Illinois                                   60045
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code   (847) 295-8600





                                       N/A
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          (Former name or former address, if changed since last report)



Item 5.   Other Events.

     On December 22, 1998, the Registrant issued two press releases, copies of which are attached hereto as Exhibits 99.1 and 99.2 to this Form 8-K and incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits.

          Exhibit No.    Description of Document

          99.1 Press release dated December 22, 1998 issued by the Registrant.

          99.2 Press release dated December 22, 1998 issued by the Registrant.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Mercury Finance Company



Date:  December 29, 1998           By:   /s/ William A. Brandt, Jr.
                                        -------------------------------------
                                   Its:      President and C.E.O.